PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2014
PROPERTY, PLANT AND EQUIPMENT, NET

9. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	As of December 31,
	2013	2014
Buildings	$75,392	$96,309
Vehicles	2,912	2,843
Fixtures and equipment	243,921	293,354
Building improvements	92,476	108,160

Total	414,701	500,666
Less: Accumulated depreciation	(183,380)	(231,476)

Subtotal	231,321	269,190
Construction in progress	47,933	82,498

Property, plant and equipment, net	$279,254	$351,688

Depreciation expense was $39.1 million, $43.8 million and $45.2 million for the years ended December 31, 2012, 2013 and 2014, respectively. There were no impairment charges for property, plant and equipment for the years ended December 31, 2012, 2013 and 2014, respectively. As of December 31, 2013 and 2014, the Company did not have any pledged property, plant and equipment to secure banking facilities granted to the Company.